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EXHIBIT 10.1

                  OVERHILL FARMS ANNOUNCES AMEX LISTING LETTER


LOS ANGELES, Calif. (January 7, 2005) - Overhill Farms, Inc. (AMEX: OFI) (the "Company") announced today that on January 6, 2005 the Company received a letter, dated January 5, 2005, from the American Stock Exchange ("AMEX") indicating that the Company is not in compliance with the listing requirement set forth in Section 1003(a)(i) of the AMEX Company Guide stating that AMEX may suspend trading of, or remove from the list, securities of a company which has stockholder's equity of less than $2,000,000 if such company has sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years (the "AMEX Letter"). In order to maintain its AMEX listing, the Company must submit a plan by February 5, 2005 advising AMEX of actions it has taken, or will take, that would bring it into compliance with the continued listing standards within a maximum of 18 months of receipt of the letter.

The Company will submit a plan by February 5, 2005 advising AMEX of action it has taken, or will take, that will bring it into compliance with the continued listing standards within the 18 month period prescribed by the AMEX Letter.

In discussing the AMEX Letter, James Rudis, Chairman and CEO of Overhill Farms, Inc. stated "Overhill Farms, on its own and through its former parent company, has traded on the American Stock Exchange for many years, and we hope to continue that relationship. In the alternative, the Company would make other arrangements to continue trading of the Company's stock without interruption."

ABOUT OVERHILL FARMS, INC.

The Company is a value-added supplier of high quality frozen foods to airline, foodservice, and retail, including weight loss, customers.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains disclosures that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, in particular, a statement regarding submission of a compliance plan with AMEX. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company's operations and financial performance and condition. For this purpose, statements of historical fact may be deemed to be forward-looking statements. All statements regarding the Company's expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, projected costs or cost savings, capital expenditures, competitive positions, continuation or expansion of governmental programs, growth opportunities for existing products or products under development, benefits from new technology, plans and objectives of management for future operations and markets for stock, and statements regarding future opportunities, acquisitions or business combinations are forward-looking statements. In addition, forward-looking statements include statements in which the Company uses words such as "expect," "believe," "anticipate," "confident," "intend," "strategy, "plan," "will," "estimate," "project," "goal," "target" or similar expressions. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that these expectations will prove to have been correct, and actual results may differ materially from those reflected in the forward-looking statements.

The Company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others, the impact of competitive products and pricing; market conditions and weather patterns that may affect the cost of raw material as well as the market for the Company's products; changes in the company's business environment, including actions of competitors and changes in customer preferences; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; changes in governmental laws and regulations, including income taxes; market demand for new and existing products; and other factors as may be discussed in the company's Annual Report on Form 10-K for the year ended September 26, 2004, and other reports filed with the Securities and Exchange Commission.

Overhill Farms, Inc. Contact:
James Rudis
Chairman, President and CEO
Overhill Farms, Inc.
(323) 582-9977